Exhibit 99.1
Gabelli 11th Annual Aircraft Supplier Conference September 7, 2006 Paul Gifford Vice President - Investor Relations

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 and A380, the Boeing 787 Dreamliner, the Embraer 190, the Dassault Falcon 7X, and the Lockheed Martin F-35 Lightning II and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's July 27, 2006 Second Quarter 2006 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Goodrich Value Proposition and Key Performance Drivers

Company Overview - Goodrich GR Portfolio Attributes Proprietary products Non-discretionary repair / replacement cycles Large installed base drives aftermarket sales Participation on every large commercial and regional jet platform Significant defense & space presence Results More predictable revenue and income growth Significant margin potential Sustainable leadership positions Diverse product portfolio and balanced customer base

Great market positions Good top line growth Substantial margin improvement opportunity Significant cash flow improvement expected in 2007 Sustainable income growth beyond the OE cycle The Value Proposition for Goodrich 2006 - 2010 Expectations

Goodrich - Key Market Leadership Positions $5.4B $10.5B $9.7B $16.5B 2005 Aerospace Sales Sensors Cargo Systems APUs Wheel/Brakes Evacuation Systems Lighting Space Systems Landing Gear Environmental Controls Flight Ctrl/Actuation Electronic Controls Avionics Power Generation Engines Nacelles Goodrich HON SAFRAN UTC Aerospace Focus - Leadership Positions - Global Presence - Broad Systems Capability - Highly Engineered Products Goodrich has the broadest portfolio of system leadership positions; with approximately 85% of sales in markets with #1 or #2 positions world-wide

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 9 17 7 27 7 3 24 6 First Half 2006 Sales by Market Channel Total Sales $2,907M Large Commercial Aircraft Aftermarket 27% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 9% Airbus Commercial OE 17% Defense & Space, OE & Aftermarket 24% Other 6% Heavy A/C Maint. 3% OE AM Balanced business mix Regional, Business & Gen. Av. OE 7% Total Commercial Aftermarket 37% Total Commercial OE 33% Total Defense and Space 24%

Top Line Growth - Large Commercial OE Market 2006 orders expected to be higher than deliveries - many for deliveries beyond 2008 Both manufacturers continue to increase production rates and deliveries Airbus fleet growing faster than Boeing fleet Sustained, steady growth will benefit both suppliers and manufacturers Overall active fleet continues to increase 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Est 2007 Est Airbus 95 163 157 138 123 124 126 182 229 294 311 325 303 305 320 378 435 460 Boeing 527 605 573 409 311 256 271 374 564 620 491 527 381 281 285 290 395 442 Aircraft Deliveries Source: GR Estimates Boeing Airbus Boeing 10431 3697 Boeing Airbus Boeing 13412 7888 Active Passenger Fleet - 2005 Active Passenger Fleet - 2014 (Est.) Boeing 76% Airbus 24% Boeing 63% Airbus 37%

Top Line Growth - Regional Jet Market Expect decline in regional aircraft deliveries in 2006 2006 Goodrich sales expected to continue to grow - result of content positioning and model mix Rapid growth since 1992 has driven rapid fleet size expansion Expect continued growth in aftermarket from installed base Good positions on all major regional jet models 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Est 2007 Est Bombardier 0 0 3 22 26 40 52 59 77 81 99 148 186 223 176 125 80 78 Embraer 0 0 0 0 0 0 2 33 60 97 161 160 131 101 148 141 145 161 Regional Jet Deliveries 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Installed fleet 0 0 3 25 51 91 145 237 374 552 812 1120 1443 1768 2089 2379 Cumulative Regional Jet Deliveries Source: Jet Information Services, Inc; GR Estimates Source: Jet Information Services, Inc; GR Estimates

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Est 2007 Est 2008 Est 2009 Est 2010 Est 2011 Est 2012 Est 2013 Est 2014 Est 2015 Est Installed fleet 13547 13994 14561 15322 16310 17280 18191 18831 19440 20142 20800 21556 22366 23209 24075 25248 26426 27651 28901 30141 31395 Top Line Growth - Aftermarket Products and Services Driven by ASMs, fleet size, fleet age & GDP Goodrich 2006 sales growth expected to continue to be above ASM growth rates RPM and ASM growth expected to be about the same for 2006 - 2010 World fleet expected to continue to grow Strong aftermarket trends expected to assist Goodrich margin expansion 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Est 2007 Est 2008 Est 2009 Est 2010 Est ASMs -0.016 0.115 0.032 0.055 0.104 0.062 0.037 0.04 0.04 0.061 -0.003 -0.027 0.015 0.101 0.05 0.059 0.054 0.051 0.051 0.051 RPMs -0.033 0.129 0.025 0.085 0.111 0.081 0.046 0.034 0.046 0.086 -0.026 -0.002 0.019 0.126 0.065 0.059 0.054 0.051 0.051 0.051 Above average growth rates possible over next several years World ASM and RPM Percent Change, Year Over Year Source: The Airline Monitor Total Aircraft in World Fleet

Top Line Growth - Defense & Space Market Goodrich product focus Surveillance and reconnaissance High usage platforms - helicopters, transport aircraft, fighters New platforms US in transition to "network-centric warfare" More focus on Surveillance and Reconnaissance to provide Intelligence Fewer new platform starts create upgrade opportunities Goodrich developing several new products for Homeland Security markets Market for Goodrich products is global and focused on growth areas; not dependent on any single program, platform or customer

Sales by Market Channel Second Quarter 2006 Change Analysis Market Channel Primary Market Drivers Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Actual Goodrich Change Comparisons Market Channel Primary Market Drivers 2Q 2006 vs. 2Q 2005 2Q 2006 vs. 1Q 2006 First Half 2006 vs. First Half 2005 Boeing and Airbus - OE Production Aircraft Deliveries 18% -- 22% Regional, Business & General Aviation - OE Aircraft Deliveries 24% (2%) 23% Aftermarket - Large Commercial and Regional, Business and GA ASMs, Age, Cycles, Fleet size 20% 8% 18% Defense and Space - OE and Aftermarket US, UK Defense Budgets (6%) 7% (4%) Heavy Airframe Maintenance Aircraft aging, Parked Fleet (19%) 11% (25%) Other IGT, Other (3%) (8%) 5% Goodrich Total Sales 10% 4% 11%

2006 Sales Expectations By Market Channel

Goodrich 2005 Sales Mix	Market	2006 Market Growth	2006 Goodrich Growth	Market expectations - 2007 and beyond
8% 16% 24%	Boeing OE Del. Airbus OE Del. Total (GR Weight)	36% 10% 19%	~15% (Due to delivery lead times)	Strong growth in 737, 777, A320; A380, 787 and A350 introductions support deliveries past normal peak
6%	Regional/Bus/GA OE (Weighted)	0-5%	>10%	CF34-10 Engine Nacelles and tail cone support continued growth through the cycle
32%	Aftermarket (Commercial/ Regional/Bus/GA)	~5%	~10%	Airbus AM growing faster due to fleet aging, excellent product positions plus outsourcing trend support higher than market growth rate
28%	Defense and Space OE and Aftermarket	Approx. Flat	Flat to slightly down	OE - Positions on funded platforms worldwide, new products provide stable growth Aftermarket - Platform utilization, upgrade opportunities support long-term growth
4%	Heavy Maintenance	5%	Flat to slightly down	Goodrich operating near capacity, sales fluctuate based on A/C age, timing and type of overhaul
6%	Other		~5%	
100%	**Total**	**~7%**	**7 - 8%**	

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Sustainable Growth Beyond the Peak of the Cycle Commercial Aftermarket Significantly larger fleet should fuel aftermarket strength Excellent balance between Boeing and Airbus Airbus and regional jet fleet is getting older, more mature - increased aftermarket support Greater content on newer, more efficient aircraft will provide long term aftermarket growth More long-term agreements More opportunity for airline outsourcing Defense and space market Balance and focus on high growth areas War on terror drives sustained spending

Sustainable Growth Beyond the Peak of the Cycle Single Aisle Small Twin Aisle Large Twin Aisle Very Large Twin Aisle Current Models 1.2 1.7 2 5.7 New Models N/A 3.9 N/A 7 Average Content per Aircraft ($M) B737, A320 B767, A330 B787, A350 B777, A340 B747 A380 Higher content per aircraft should dampen the effect from the next commercial down cycle

Full-year 2006 Outlook

2006 Outlook Summary Continued robust growth in major Commercial Aerospace original equipment and aftermarket channels Continue to expect ~100 basis point segment OI margin expansion in 2006, compared to 2005 Operational excellence and volume leverage On track to achieve mid-teens segment OI margin by 2009-2010 Expect growth in EPS from continuing operations to be greater than sales growth Balancing short-term earnings improvement & long-term value creation

2006 Outlook Reconciliation Prior Outlook Current Outlook Comments Sales $5.6-5.7B $5.75-5.85B Increased expectations for commercial aftermarket and regional OE sales EPS - Excl. Tax, TMP sale - March 29 Tax Settlement - April Tax Settlement - TMP Sale Net Income $2.25-2.45 $0.93 $0.12 $0.08 $3.38-3.58 $2.35-2.50 $0.93 $0.12 $3.40-3.55 Continued strong aftermarket, regional OE Rohr litigation Rohr 1995-97 audit Sale process terminated Cash flow from operations minus capital expenditures $100-150M Approx. break-even Includes expected 2nd half 2006 tax payments of approx. $140 million, unwinding of A/R securitization program ($97M) Capital Expenditures $240-260M $240-260M No change Outlook does not include Resolution of remaining items in IRS examination cycle Impact of acquisitions or divestitures Resolution of remaining A380 contractual disputes with Northrop Grumman

Long-term Margin Expansion Outlook 2004 2005 2006 2007 2008 2009 Airframe Electronics Engines Co 0.104 0.115 0.126 OI/Sales Margins Total Company Objective Expect Airframe Systems margin improvement to ~10% Sustained, high Engine Systems margins Mid-teens Electronics Systems margins Drivers Volume leverage R&D costs on new programs mitigate Pension, FX and stock- based compensation headwinds mitigate or reverse Substantial margin upside potential

The Value Proposition for Goodrich 2006 - 2010 Expectations Great market positions Good top line growth expected over the next several years Substantial margin improvement opportunity High margin aftermarket growth and OE volume leverage Development program costs mitigate Believe that Airframe margins bottomed out in 2005 Significant cash flow improvement expected in 2007 Sustainable income growth beyond the OE cycle Expect continued growth in aftermarket - faster than ASMs Goodrich should see "cycle on top of cycle" for OE production A380, Boeing 787, Boeing 747-8 and A350 all expected to have high Goodrich content Key for 2006: Entire organization focused on margin improvement - with a sense of urgency

Supplemental Information Additional information and presentations about Goodrich programs and products are available at www.goodrich.com. Presentations that are available in the Investor Relations portion of the web site include the July 27, 2006 Second Quarter Results presentation and the December 12, 2005 Annual Investor Conference presentation.

(Dollars in Millions, excluding EPS) 2nd Qtr 2006 2nd Qtr 2005 Change Sales $1,483 $1,353 10% Segment operating income $203 $157 29% - % of Sales 13.7% 11.6% +2.1% Income - Continuing Operations - Net Income $81 $81 $62 $76 30% 7% Diluted EPS - Continuing Operations - Net Income $0.64 $0.64 $0.51 $0.61 25% 5% Second Quarter 2006 - Financial Summary Year-over-Year Performance

(Dollars in Millions, excluding EPS) First Half 2006 First Half 2005 Change Sales $2,907 $2,628 11% Segment operating income $373 $308 21% - % of Sales 12.8% 11.7% +1.1% Income - Continuing Operations - Net Income $281 $283 $119 $133 136% 112% Diluted EPS - Continuing Operations - Net Income $2.23 $2.24 $0.97 $1.08 130% 107% Second Quarter YTD 2006 - Financial Summary Year-over-Year Performance